Exhibit 99.1
AGREEMENT OF FILING OF SCHEDULE 13D
The undersigned acknowledge and agree that the foregoing statement on Schedule 13D with respect to the common units, representing limited partnership interests, of Targa Resources Partners LP is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely fling of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: September 28, 2009	WARBURG PINCUS PRIVATE EQUITY VIII, L.P.
	By:	Warburg Pincus Partners, LLC,
its General Partner

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

WARBURG PINCUS PRIVATE EQUITY IX, L.P.
	By:	Warburg Pincus IX, LLC,
its General Partner

	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

WARBURG PINCUS PARTNERS, LLC
	By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS IX, LLC
By:	Warburg Pincus Partners, LLC,
its Sole Member

By:	Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS & CO.
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Partner

WARBURG PINCUS LLC
By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Managing Director

By:	/s/ Scott A. Arenare
	Name:	Charles R. Kaye
By: Scott A. Arenare, Attorney-in-fact*

By:	/s/ Scott A. Arenare
	Name:	Joseph P. Landy
By: Scott A. Arenare, Attorney-in-fact*

*	Power of Attorney given by Messrs. Kaye and Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is incorporated herein by reference.

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